LEASE AGREEMENT

THIS LEASE AGREEMENT is made at Islamabad on this 15th day of June, 2008, between Mr. Waqar Ahmed S/O Taj Muhammad R/O Bandi Phulan, District Abbottabad, holding NIC No.13101-4844273-7, Attorney of Ch. Mohammad Nawaz S/O Ch. Shahbaz, holding NIC No.611016-965540-3, (hereinafter called the **"LESSOR"**) of the one part,

AND

M/s Averox, suite & 7, Ground Floor, Evacuee Trust Complex, F-5/1, Agha Khan Road, Islamabad, owner/M.D Mr. Salman Mahmood S/O Sultan Mahmood, holding NIC No.61101-0140473-5, through its Senior Manager Major (R) Saleem Hassan Hamdani S/O Syed Ashfaq Hussain, holding NIC No. 37405-0681840-1, R/O House No.59, Gali/Mohallah Mian Iqbal Road, Westridge, Rawalpindi, (hereinafter called the **"LESSEE"**) of the other part, whereby agreed as under:

WHEREAS the Lessor is the attorney of House No.381, Street No.13, Sector F-10/2, Islamabad, and has agreed to let out the said premises to the lessee and the lessee has also agreed to take this lease on the following terms and conditions.

THAT the period of this lease has been fixed for three years, with effect from 15th June 2008 to 14th June 2011 and after one year the rent of the said premises shall be increased @10% annually.

THAT the monthly rent of the said premises has been fixed at Rs.1,31,579/-(Rupees One Lac Thirty One Thousand Five Hundred Seventy Nine only).

THAT the lessor has received a sum of Rs.13,15,790/-(Rupees Thirteen Lac Fifteen Thousand Seven Hundred Ninety only), from the lessee, as first ten (10) months rent in advance.

THAT the lessor has also received a sum of Rs.2,50,000/-(Rupees Two Lac Fifty Thousand only) as security money, which will be refundable at the time of vacation, after clearance of all the dues. The security deposit will not adjust in the monthly rent.

THAT after the expiry of three year, a fresh agreement shall be made between the parties by mutual understanding. In case of breach, the lessee shall vacate the said premises and possession should be handed over to the lessor accordingly in same condition.

<u>THE LESSOR HEREBY COVENANTS WITH THE LESSEE AS FOLLOWS:</u>

1. **THAT** the lessee shall enjoy quiet and peaceful possession of the premises leased without disturbances by the lessor or any assignee.

2. **THAT** if the lessee wants to install telephone connection in the said premises at his/her/their/its own cost and expenses, then the lessor will have no objection. The telephone bills will be paid by the lessee.

LESSOR: Waqar **LESSEE:** [signature]

Contd.... P/2

3. **THAT** if the lessor wants to get vacated the said premises, then the lessor will serve three month's notice to the lessee.

THE LESSEE HEREBY COVENANTS WITH THE LESSOR AS FOLLOWS:

1. **THAT** after the expiry of one year, the lessee shall pay the rent on quarterly basis in advance to the lessor on 15th to 20th date of due month. In case of non-payment, the lessee shall be considered defaulter and liable for ejectment. In the same respect the lessee shall have 'NO" rights to refer or plea to any court of law enforcing authority i.e. Traders Actions Union, Police Station, Monitoring Cell or any law courts.

2. **THAT** if the lessee vacates the said premises before one year, the lessee is bound to make the full maintenance of the said premises.

3. **THAT** the lessee shall not fixed the signboard in the said premises and shall not use the said premises for commercial purpose.

4. **THAT** during the period of lease, the lessee shall pay the charges of electricity, gas, water and telephone of the said premises. The lessee will be responsible to show the receipts of paid bills of electricity, water, gas and telephone to the lessor after every three months.

5. **THAT** not to demolish or damage the premises or remove any installation during the said period of lease, nor shall the lessee without the prior consent of the lessor, make any structural alterations or additions to the premises.

6. **THAT** if any repair of property which can hinder lessee work not performed on time the tenant has right to bring replace that item or get directly service from the market and deduct that amount from the rent.

7. **THAT** if we have installed such equipment or fittings which can not be removed at the time of vacating the property, owner will cooperate and allow reasonable time to sell that fitting to the new tenants or buyers of the property.

8. **THAT** if the owner wishes to sell the property they should give three months notice to the tenants and all the viewings of the property should be arranged with tenants with reasonable notice and after office hours.

9. **THAT** the lessor will cooperate in transferring all the telephone numbers and faxes to tenants new premises after termination of the contract.

LESSOR:_______________ **LESSEE:**_______________

Contd.... P/3

10. **THAT** the lessor will immediately within 24 hours notify tenants for any post, phone calls or visitors to the tenant new contacts after expiry of the contract terms.

11. **THAT** not to assign or sublet the premises without the written consent of the lessor. The lessee is not allowed to give the said premises or any part thereof to anybody else, against any goodwill / Pagri.

12. **THAT** if the lessee wishes to vacate the said premises, then the lessee will serve three month's notice to the lessor.

13. **THAT** if termination notice from the owner is not served as per the agreement or laws of Pakistan then we should have right to proceed to the court. If notice has been served as per the rules and regulations then we will not go to court.

14. **THAT** in case any of the above mentioned clauses are violated by the lessee, the lessor shall have the full right to put an end to this agreement and ask the lessee to vacate the premises and in this case the lessee will be responsible to hand over its peaceful possession to the lessor within fifteen days.

IN WITNESS WHEREOF, both the parties have set their respective hands to this deed on the day, month and year first mentioned above, in the presence of the witnesses.

LESSOR: ____________________
Mr. Waqar Ahmed
(Attorney)
NIC No.611016-965540-3

LESSEE: ____________________
M/s Averox,
through its Senior Manager
Major (R) Saleem Hassan Hamdani
NIC No.37405-0681840-1

WITNESSES:

1. ____________________
MIRZA YASSER AHMAD.
61101-1951180-9.

2. ____________________
38201-5649906-1

SPECIAL POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENCE THAT I, Ch. Mohammad Nawaz S/o Ch. Shahbaz R/o H No. 381, St No. 13, Sector F-10/2, Islamabad NIC No. 611016-965540-3, do hereby nominate, constitute and appoint Mr. Waqar Ahmed S/o Taj Muhammad R/o Bandi Bhulan, Distt Abbottabad NIC No. 13101-4844273-7 as my true, legal and lawful Special Power of Attorney to do the following acts, deed, matters and things in respect of House No. 381, St No. 13, Sector F-10/2, Islamabad.

1. To manage and supervise my/our aforestated house in all respects.
2. To correspond with concerned departments if necessary/required according to the privilege.
3. To rent out the said house to any body Govt/Semi Govt, Department (s) or Private Department, Corporation, Embassy and execute the lease agreement the necessary documents regarding the lease.
4. To apply for utility connection such as electricity, gas, water, and telephone to the department concerned and deposit the security in this respect.
5. To receive advance rent/security/Good will from any existing tenants of the said properties
6. To appoint any Advocate, Vakil, Pleader, Mukhtar, Special Attorney, Agent or other legal practitioner or to cancel the same.
7. To appoint take requisite steps for the ejectment of the tenant(s) from the said property and to take over the possession from the tenant (s). in this respect to approach courts from lower to higher. To compromises compound or withdraw cases, to confess judgment
8. To file and receive back documents, to deposit and withdraw-money and to grant receipts therefore.
9. All above mentioned acts and things done by the said Special Attorney shall be construed as having been done by me and I do hereby agree to ratify and confirm the same.

IN WITNESS, I have set my hand to this deed on this ____day of __________, 2008, after understanding the contents of this deed in presence of the witnesses below:-

EXECUTANTS: ____________
Ch. Mohammad Nawaz
NIC No. 611016-965540-3

Witnesses:

1. Taj Muhammad
1361-6042933-1

2. ____________
03215070307
NIC No 38201-5649906-1